NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

Robert M. Daugherty
President and CEO

Patrick J. Rusnak
Executive VP and COO

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Exhibit 99.1

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

PSLA Disclaimer
This presentation includes forward-looking statements which
AmericanWest intends to be covered by the safe harbor provisions of the Private Securities Litigation Act of 1995.  These forward-
looking statements describe management’s expectations regarding future events, including but not limited to: improvements in operation performance from the merger with Far West
Bancorporation and expense reduction initiatives, asset quality and net charge-offs, loan and deposit growth and the net interest margin.
Future event are difficult to predict and subject to risk and uncertainty which could cause actual results to differ materially and adversely.  Addition information regarding risks and uncertainties is included in AmericanWest’s periodic filings on Forms 10-K and 10-Q with the Securities and Exchange Commission.  AmericanWest
undertakes no obligation to revise or amend any forward-looking statements to reflect subsequent events or circumstances.

Overview
•
$2.0 billion single-bank holding company based in
Spokane, Washington
•
Traded on NASDAQ Global Select Market under
symbol “AWBC”
•
Market Capitalization of $350 million as of May 1, 2007
•
Originally founded in 1974 (United Security Bank)
•
Operates 62 financial centers and 4 loan
production offices throughout Eastern/Central
Washington, Northern Idaho and Utah
•
Unique Inner Mountain region community bank franchise

AmericanWest Bank
WA
Colville
Sandpoint
Spokane
Hayden
Coeur d'Alene
Moses Lake
St. Maries
Yakima
Pullman
Moscow
Pasco
Orofino
Lewiston
Kennewick
OR
FAR WEST BANK
A Division of AmericanWest Bank, Spokane, WA
Salt Lake City
South Jordan
Sandy
Orem
Provo
Springville
Salem
Payson
Nephi
Fairview
Price
Mt. Pleasant
Ephraim
UT
Loa
St. George

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

AWBC Executive Management Team
Joined Prior Industry
Name Title Age AWBC Experience
Robert M. Daugherty President & CEO 53 Sep-04 Humboldt Bancorp, Draper
Bank & Trust, US Bank
Patrick J. Rusnak EVP/COO/CFO 43 Sep-06 Western Sierra Bancorp,
Humboldt Bancorp,  United
Community Banks, Inc.
Rick Shamberger EVP/CCO 46 Oct-03 US Bank
Nicole Sherman EVP/Retail Banking 38 Dec-04 Zions Bank
Robert M. Bowen EVP/Utah Commercial
Lending Utah
54 May-06 US Bank
Robert A. Harris EVP/Director of
Commercial Lending
WA/ID
45 Mar-05 US Bank

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Turn Around Story – Chapter 1 (2004-5)
Getting Out of the Regulatory Doghouse
•
Faced with a compliance MOU and regulatory
directive to resolve credit quality deficiencies, the
board initiated a CEO search in Q3 2004
•
Bob Daugherty hired as President/CEO in
September 2004
•
Immediate action taken to strengthen credit culture and
change focus from transactional to relationship lending
•
Several key executive management changes, including
CFO, EVP/Retail Banking and General Counsel
•
MOU and regulatory directive both lifted in Q4
2005

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Turn Around Story – Chapter 2 (2006)
Reinvesting in the Franchise
•
Opened 4 new financial centers in key
growth markets and relocated 2 financial
centers
• Rolled out new concept “end-cap” financial
center
• <2,000 square feet; per unit investment of
$700,000
•
Initiated private banking services division
•
Completed acquisition of Columbia Trust
Bancorp (Q1 2006)

Reinvesting in the Franchise (cont’d)
•
Several key technology investments, including
•
Upgraded ATMs
•
New teller and new accounts platforms
•
Remote deposit capture
•
Opened LPO in South Jordan, Utah (Q3 2006)
•
Contributed 50% of organic loan growth for
2006 ($50MM) and 70% for Q1 2007
•
Loan pricing is significantly better than WA/ID;
being compensated for credit risk on
construction loans

NASDAQ: AWBC
awbank.net
AmericanWest Bancorporation

Business Services

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Spokane/West Plains Financial Center Opened 12/06

Strategic Expansion Focus - Utah
•
Utah has excellent long-term growth
prospects and a dynamic economy
•
Projected population growth well in excess
of national averages
• Provo MSA expected growth of 24% by 2011
•
Flagship financial center to open in the
Walker Center Building in the downtown
Salt Lake City financial district in Q3 2007
• Temporary LPO opened in March 2007
• SBA lending team hired in Q1 2007

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Strategic Focus – Utah De Novo Expansion (cont’d)
•
Niche opportunity for a larger service-
focused community bank given current
competitive composition in Utah banking market:
Utah Deposits as of June 30, 2006*
Deposits in millions
Number of Total Deposits Average
Banks Deposits % Deposits
National/Regional 7 31,347 78% 4,478
Community 49 8,802 22% 180
56 40,149 100%
*Excludes $103 billion of brokerage/specialty deposits. Source: FDIC.

NASDAQ: AWBC
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AmericanWest Bancorporation

WALKER CENTER

WALKER

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Walker Center Building, Salt Lake City, Utah

Turn Around Story – Chapter 3 (2007)
Focus on Performance Improvement
•
Completed acquisition of Far West Bancorporation effective
April 1
•
Far West among the top performing banks in the West
•
All Utah financial centers operating under Far West Bank brand
•
Principal focus is now on earnings performance and
efficiency improvement
•
Announced 5% staffing reduction in March 2007
•
$2MM in annual expense reductions achieved
•
New financial center expansion substantially completed
•
3 new financial centers planned for 2007 plus 2 relocations of existing financial centers
•
Will continue to evaluate selected
de novo and acquisition
expansion opportunities in existing or contiguous high-
growth markets

Q1 2007 Financial Highlights
•
Diluted EPS $0.19; $0.21 excluding
non-recurring items
• Severance, merger costs, OREO gain
•
Annualized loan growth of 9%; 16%
excluding reduction in agricultural loans
• $11MM in disengagements from marginal
credits
•
Annualized deposit growth of 16%
•
Increase in quarterly cash dividend of
33%, to $0.04

Q1 2007 Financial Highlights (cont’d)
•
Net interest margin of 4.69%, a decrease
of 33 bp from Q4 2006 and a decrease of
46 bp from Q1 2006
•
25 of the 33 bp linked quarter decline
due to change in accounting for deferred
loan fees for loans with maturities of one
year or less

Asset Quality Trends
•
Non-performing loan and asset levels at 3/31/07
fell to lowest level in over five years
•
0.47% of total loans and assets
•
Q1 2007 net charge-offs of 15 bp (annualized)
•
Disengaged from approximately $11MM in
marginal agriculture credits during Q1
•
Potential problem loans declined by 20% from
year-end 2007
•
Allowance for credit losses/loan ratio of 1.25% at
March 31, 2007; 1.41% pro forma with Far West
merger.

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Asset Quality Trends
*Excluding government guaranteed amounts
** Allowance for credit losses, which is comprised of the allowance for loan losses and reserve for unfunded commitments.
AmericanWest Bancorporation Credit Quality Trends
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
12/31/04 12/31/05 3/31/06 6/30/06 9/30/06 12/31/06 3/31/07
0.00%
50.00%
100.00%
150.00%
200.00%
250.00%
300.00%
Non-performing loans/loans* Non-performing assets/assets*
ACL**/non-performing loans

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Far West Bank Merger
•
Credit administration processes fully integrated
and under standard underwriting policies
•
Regional credit administrator relocated from Spokane to
Provo (with significant loan approval authority)
•
Expect to achieve targeted cost savings of 15%
($2.5MM annual) by end of Q2 2007
•
Purchase accounting adjustments substantially
completed
•
No significant adjustments for loans/deposits
•
Core deposit intangible of $12.9MM
• First year accelerated amortization of $3.2MM, in line with original projections

Far West Bank Merger – Pro Forma 4/30/07
AmericanWest Bancorporation
Selected Financial Information (unaudited)
(in thousands, except per share data)
Pro Forma
3/31/2007 4/30/2007
Loans, net 1,231,731 $      1,605,570 $
Deposits 1,167,148         1,538,165
Shareholders' equity 154,731            280,000
Goodwill and intangibles 40,288              148,000
Book value per share 13.54 16.29
Tangible book value per share 10.02 7.68
Allowance for credit losses (ACL) 15,571 $           23,333 $
Shares outstanding 11,413              17,185
ACL/total loans 1.25% 1.41%

NASDAQ: AWBC
awbank.net

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Loan Portfolio Composition – Pro Forma
Combined as of March 31, 2007
Loans by Type
Construction/
Land
Development
26%
Residential
Mortgage
8%
Multifamily
8%
CRE
28%
Agriculture
9%
Commercial &
Industrial
18%
Consumer &
Other
3%
Loans by State
Utah
28%
Idaho
10%
Other
4%
Washington
58%

NASDAQ: AWBC
awbank.net

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Loan Portfolio – Combined with Far West as of March 31, 2007 Commercial Real Estate Owner Occupied 49% Investor 51% Construction/Acquisition & Development Commercial 48% Residential 52%

NASDAQ: AWBC
awbank.net

AmericanWest Bancorporation

D.A. Davidson Ninth Annual Financial Services Conference | May 9-10, 2007 | Seattle, Wash.

Loan Repricing Mix - Pro Forma as of March 31, 2007 Repricing Mix 45% 27% 28% 0-3 Month Reset Adj. 6 Months - 5 Years Fixed (WAM 91 Months)

SFAS 159 – A Headache Avoided
•
Did not elect early adoption of SFAS 159
•
Minor restructuring of bond portfolio in Q2
2007; no significant gain/loss anticipated
•
$10MM of trust preferred callable in Q3
2007
• Expect to refinance issuance; current market
rates are about 200 bp lower
• Issuance cost will be fully amortized by call date
so no loss is expected

2007 Outlook and Beyond
•
NPA/total assets: 50 to 75 bp
•
Net charge-offs: 25 to 35 bp (annualized)
•
Organic Loan growth: 12% to 15%
•
Organic Deposit growth: 8% to 11%
•
Net interest margin*: 5.15% to 5.35%
•
Efficiency ratio** (Q4 2007): 60% – 62%
•
Target ROA/ROE/ROTE (2009):1.30%/12%/18%
*  For Q2-Q4 2007
**excluding intangible amortization

Summary of Recent M&A Activity
AmericanWest Bancorporation
Recent M&A Activity
(in thousands)
Date Deal Assets Consideration
Target Company Closed Value Acquired Mix
Far West Bancorporation 4/1/2007 154,423 $   488,816 $   80% stock/20% cash
Columbia Trust Bancorp 3/15/2006 39,554 $    229,972 $   56% stock/44% cash
Bank of Latah 7/31/2002 17,500 $    141,372 $   23% stock/77% cash

NASDAQ: AWBC
awbank.net

thank you

AmericanWest Bancorporation

AmericanWest Bank Building
41 West Riverside, Suite 400
Spokane, Washingon 99201
(509) 232-1536

www.awbank.net/IR
InvestorInfo@awbank.net